UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

January 17, 2020

VIVINT SMART HOME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Mosaic Acquisition Corp.

375 Park Avenue

New York, New York 10152

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	VVNT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	VVNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to Vivint Smart Home, Inc.’s Current Report on Form 8-K (the “Form 8-K”) is being filed solely for the purpose of including hyperlinks to previously filed items that were inadvertently omitted from the Form 8-K.

INTRODUCTORY NOTE

On January 17, 2020 (the “Closing Date”), Vivint Smart Home, Inc., a Delaware corporation (formerly named Mosaic Acquisition Corp.) (the “Company”), consummated the previously announced merger pursuant to that certain Agreement and Plan of Merger, dated September 15, 2019, by and among the Company, Maiden Merger Sub, Inc., a subsidiary of the Company (“Merger Sub”), and Legacy Vivint Smart Home, Inc. (f/k/a Vivint Smart Home, Inc.) (“Legacy Vivint Smart Home”), as amended by Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment” and as amended, the “Merger Agreement”), dated as of December 18, 2019, by and among the Company, Maiden Sub and Legacy Vivint Smart Home.

Pursuant to the terms of the Merger Agreement, a business combination between the Company and Legacy Vivint Smart Home was effected through the merger of Merger Sub with and into Legacy Vivint Smart Home, with Legacy Vivint Smart Home surviving as the surviving company (the “Merger”). At the effective time of the Merger (the “Effective Time”), each stockholder of Legacy Vivint Smart Home received 84.5320916792 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), for each share of Legacy Vivint Smart Home common stock, par value $0.01 per share, that such stockholder owned. Pursuant in each case to a Subscription Agreement entered into in connection with the Merger Agreement, certain investment funds managed by affiliates of Fortress Investment Group LLC (“Fortress”) and certain investment funds affiliated with The Blackstone Group Inc. (“Blackstone”) purchased, respectively, 12,500,000 and 10,000,000 newly-issued shares of Common Stock (such purchases, the “Fortress PIPE” and the “Blackstone PIPE,” respectively, and together, the “PIPE”) concurrently with the completion of the Merger (the “Closing”) on the Closing Date for an aggregate purchase price of $125,000,000 and $100,000,000, respectively.

In connection with the execution of the Amendment, the Company entered into a Subscription and Backstop Agreement (the “Fortress Subscription and Backstop Agreement”) with Fortress, pursuant to which Fortress committed to (i) purchase $50,000,000 in aggregate purchase price of shares of Mosaic’s Common Stock in the open market, subject to applicable law, (ii) backstop redemptions by subscribing for a number of shares of newly-issued shares of Mosaic’s Common Stock at a purchase price per share equal to the per-share value of the Company’s trust account at the time of any such redemptions and (iii) subscribe for up to $50,000,000 (less the aggregate purchase price of the shares purchased by it in the open market and to backstop redemptions) in aggregate purchase price of newly-issued shares of Mosaic’s Common Stock at a purchase price of $10.00 per share to be issued at the election of the Company at the Closing. On the Closing Date, pursuant to the Fortress Subscription and Backstop Agreement, Fortress purchased 2,698,753 shares of Common Stock for an aggregate of $27,779,676.80.

In addition, the Company entered into an additional subscription agreement (the “Additional Forward Purchaser Subscription Agreement”) with one of the forward purchasers (the “Forward Purchaser”). Pursuant to the Additional Forward Purchaser Subscription Agreement, immediately prior to the Effective Time, the Forward Purchaser purchased from the Company 5,000,000 shares of Common Stock at a purchase price of $10.00 per share. As consideration for the additional investment, 25% of Mosaic Sponsor LLC’s shares of the Company’s Class F Common Stock, par value $0.0001 per share (the “Founder Shares”) and private placement warrants (the “private placement warrants”) were forfeited to the Company and the Company issued to the Forward Purchaser an equal number of shares of Common Stock and warrants concurrently with the Closing.

In connection with the Closing, the registrant changed its name from Mosaic Acquisition Corp. to Vivint Smart Home, Inc.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September  15, 2019, as amended by the Amendment, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 18, 2019, and each is incorporated herein by reference. A more detailed description of the Merger can be found in the Company’s proxy statement prepared in connection with the solicitation of the proxies from the Company’s stockholders to approve the Merger filed with the SEC on December 26, 2019 (as amended, the “Proxy Statement”).

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the Proxy Statement in the section titled “The Merger Agreement” beginning on page 261, which is incorporated by reference herein.

The Merger was approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on January 17, 2020 (the “Special Meeting”). At the Special Meeting, 35,299,104 shares of the Company’s Common Stock were voted in favor of the proposal to approve the Merger, 1,563,761 shares of the Company’s Common Stock were voted against the proposal and 10,265 of the Company’s stockholders abstained from voting on the proposal. In connection with the Closing, 31,074,592 shares of Common Stock were redeemed at a per price share of approximately $10.29. The Merger was completed on December January 17, 2020.

At the Closing, certain investors (including an affiliate of Fortress) received an aggregate of 15,789,474 shares of Common Stock at a purchase price of $9.50 per share (the “IPO Forward Purchaser Investment”) pursuant to the terms of the forward purchase agreements the Company entered into in connection with the Company’s initial public offering and an additional 5,000,000 shares of Common Stock in a private placement at a purchase price of $10.00 per share (the “Additional Forward Purchaser Investment” and together with the IPO Forward Purchaser Investment, the “Forward Purchaser Investment”).

As of the Effective Time, Blackstone owns a majority of Common Stock. As a result, the Company is a “controlled company” within the meaning of the corporate governance standards of the New York Stock Exchange (“NYSE”) and may rely on exceptions from certain corporate governance rules of the NYSE.

In addition, in connection with the Closing, all of the 8,625,000 outstanding shares of the Founder Shares were converted into shares of Common Stock on a one-for-one basis, subject to adjustment. Pursuant to the terms of a sponsor agreement (the “Sponsor Agreement”) entered into by the Company, Legacy Vivint Smart Home, Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC (together with Mosaic Sponsor, LLC, the “Sponsors”) and one of the Company’s independent directors, the private placement warrants remain unvested band and are subject to certain time and performance-based vesting provisions described therein.

Pursuant to the Merger Agreement, for a period of five years following the Closing, holders of Legacy Vivint Smart Home common stock and holders of Rollover Restricted Stock (as defined in the Merger Agreement) will be entitled to receive an aggregate of up to 37,500,000 shares of Common in earn-out consideration if, from the Closing until the fifth anniversary thereof, the dollar volume-weighted average price of Common Stock exceeds certain thresholds (as further described in the Merger Agreement).

As of the Closing Date and following the completion of the Merger and the Private Placements, the Company had the following outstanding securities:

•	154,730,618 shares of Common Stock; and

•	17,433,324 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share.

As of the Closing Date, giving effect to the conversion of each outstanding Founder Share for one share of Common Stock in accordance with the Company’s A&R Charter (as defined herein), adopted and approved as of January 17, 2020, the Sponsors owned an aggregate of 9,050,373 shares of Common Stock and 5,191,667 private placement warrants.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Legacy Vivint Smart Home.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the risk that the recently consummated Merger disrupts the Company’s current plans and operations;

•

the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Merger;

•	changes in applicable laws or regulations;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•

the fact that reserve estimates depend on many assumptions that may turn out to be inaccurate. Any material inaccuracies in reserve estimates or underlying assumptions will materially affect the quantities and present value of the Company’s reserves; and

•	other risks and uncertainties set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 32 of the Proxy Statement, which are incorporated herein by reference.

Business and Properties

The business and properties of Mosaic and Legacy Vivint Smart Home prior to the Merger are described in the Proxy Statement in the sections titled “Information About Mosaic” beginning on page 118 and “Information About Vivint Smart Home” beginning on page 139, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 32, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information of Legacy Vivint Smart Home for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 and the nine months ended September  30, 2019 and 2018 are included in the Proxy Statement in the section titled “Selected Historical Consolidated Financial Information of Vivint Smart Home” beginning on page 185 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2018 and for the nine months ended September 30, 2019 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Vivint Smart Home prior to the Merger is included in the Proxy Statement in the section titled “Vivint Smart Home’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 187, which is incorporated herein by reference.

Executive Compensation

The information set forth in Exhibit 99.2 hereto and is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of January 18, 2020, after giving effect to the Closing, by:

•	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company’s common stock;

•	each current executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 154,730,618 shares of Common Stock issued and outstanding as of January 18, 2020 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 17,433,324 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Blackstone(1)	88,651,119	57.3%
Fortress Mosaic Sponsor LLC and affiliates(2)	22,574,739	14.6%
Fayerweather Fund Eiger, L.P.	14,187,648	9.2%
Solamere V Investment, LLC	8,585,216	5.5%
Executive Officers and Directors:
Todd R. Pedersen(3)	—	—
Alex J. Dunn(3)	—	—
Dale R. Gerard(4)	79,015	*
Matthew J. Eyring(5)	296,542	*
Scott R. Hardy(6)	34,282	*
Patrick E. Kelliher(7)	81,627	*
Shawn J. Lindquist	—	—
Todd M. Santiago(8)	453,298	*
Jeremy B. Warren(9)	115,951	*
David F. D’Alessandro(10)	35,366	*
Paul S. Galant	—	—
David M. Maura	4,313,797	2.8%
Bruce McEvoy(11)	—	—
Jay D. Pauley	—	—
Joseph S. Tibbetts, Jr.	—	—
Peter F. Wallace(11)	—	—
All directors and executive officers as a group (14 individuals)	5,409,878	2.8%

*	Indicates less than 1 percent.
(1)

Represents 78,651,119 shares held by 313 Acquisition, 9,995,784 shares held by BCP Voyager Holdings LP, and 4,216 shares held by Blackstone Family Investment Partnership VI L.P. 313 Acquisition is managed by a board of managers and Blackstone Capital Partners VI L.P. (“BCP VI”), as managing member. The members of the board of managers of 313 Acquisition are Peter Wallace, Bruce McEvoy, Alex J. Dunn, Jay D. Pauley, Todd R. Pedersen, Paul S. Galant, Joseph S. Tibbetts, Jr. and David F. D’Alessandro. Blackstone Management Associates VI L.L.C. (“BMA VI L.L.C.”) is the general partner of each of BCP VI and BCP Voyager Holdings LP. BMA VI L.L.C. is the sole member of Blackstone Management Associates VI L.L.C. BCP VI Side-by-Side GP L.L.C. is the general partner of Blackstone Family Investment Partnership VI L.P. Blackstone Holdings L.P. is the managing member of BMA VI L.L.C and the sole member of BCP VI Side-by-Side GP L.L.C. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group Inc. (f/k/a The Blackstone Group L.P.). The sole holder of the Class C common stock of The Blackstone Group Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman (other than to the extent it or he directly holds securities as described herein) may be deemed to beneficially own the shares directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such shares. The address of each of such Blackstone entities and Mr. Schwarzman is c/o The Blackstone Group Inc., 345 Park Avenue, New York, New York 10154. In addition to funds affiliated with Blackstone, principal holders of limited liability company interests in 313 Acquisition include entities affiliated with Summit Partners L.P., Todd Pedersen and Alex Dunn. The address of 313 Acquisition is 4931 North 300 West, Provo, Utah 84604.
(2)

Based on a Schedule 13D filed with the Securities and Exchange Commission on January 21, 2020 by Fortress Investment Group LLC and the other parties named therein, represents 17,357,339 shares held by Fortress Mosaic Investor LLC, 2,631,579 shares held by Fortress Mosaic Anchor LLC, and 1,585,821 shares held by Fortress Mosaic Sponsor LLC. Fortress Mosaic Holdings LLC is the sole owner of each of Fortress Mosaic Sponsor LLC, Fortress Mosaic Anchor LLC and Fortress Mosaic Investor LLC. FIG LLC controls, indirectly through investment funds managed or advised by controlled affiliates of FIG LLC, 100% of the equity interests of Fortress Mosaic Holdings LLC. Fortress Operating Entity I LP is the sole owner of FIG LLC. FIG Corp. is the general partner of Fortress Operating Entity I LP. Fortress Investment Group LLC is the sole owner of FIG Corp. The address of Fortress Mosaic Sponsor LLC and each of the entities listed above is 1345 Avenue of the Americas, New York, New York 10105.

(3)

Messrs. Pedersen and Dunn sit on the board of managers and are members of 313 Acquisition LLC, but neither have individual investment or voting control over the shares beneficially owned by 313 Acquisition LLC.

(4)	Includes 48,948 restricted shares.
(5)	Includes 211,700 restricted shares.
(6)	Includes 24,474 restricted shares.
(7)	Includes 48,948 restricted shares and 13,063 shares held by a trust for the benefit of Mr. Kelliher’s family.
(8)	Includes 211,700 restricted shares and 156,756 shares held by a trust for the benefit of Mr. Santiago’s family of which Mr. Santiago is a trustee.
(9)	Includes 48,948 restricted shares.
(10)	Reflects shares, including 27,193 restricted shares, held by a limited liability company controlled by Mr. D’Alessandro.
(11)

Messrs. McEvoy and Wallace are each employees of affiliates of Blackstone and members of the board of managers of 313 Acquisition LLC, but each disclaims beneficial ownership of shares beneficially owned by Blackstone and its affiliates. Messrs. McEvoy and Wallace are each employees of affiliates of the Blackstone entities described above, but each disclaims beneficial ownership of the limited liability company interests in 313 Acquisition beneficially owned by such Blackstone entities. The address for Messrs., McEvoy and Wallace is c/o The Blackstone Group Inc., 345 Park Avenue, New York, New York 10154.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement in the section titled “Management of New Vivint After the Merger” beginning on page 226 of the Proxy Statement, which is incorporated herein by reference.

Directors

Effective as of immediately prior to the Effective Time, in connection with the Merger, the size of the Board of Directors (the “Board”) was increased from five members to ten members. Effective as of immediately prior to the Effective Time, Todd R. Pedersen, Alex J. Dunn, David F. D’Alessandro, Paul S. Galant, Bruce McEvoy, Jay D. Pauley, Joseph S. Tibbetts, Jr., and Peter F. Wallace were appointed to serve as directors of the Company. Eugene I. Davis, Tyler S. Kolarik, Andrew A. McKnight and Joshua A. Pack resigned as directors of the Company. David M. Maura is continuing to serve as a director of the Company. Messrs. Pedersen, Dunn, D’Alessandro and Tibbetts, Jr. were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Messrs. Wallace and Maura were appointed to serve as Class II directors along with a director affiliated with The SoftBank Vision Fund to be designated by Fortress, each with a term expiring at the Company’s second annual meeting of stockholders following the Closing; and Messrs. McEvoy, Galant and Pauley were appointed to serve as Class III directors, with a term expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals, other than Mr. Maura, is set forth in the Proxy Statement in the section titled “Management of Vivint Smart Home” beginning on page 154 of the Proxy Statement, which is incorporated herein by reference. Biographical information for Mr.  Maura is set forth in the Proxy Statement in the section titled “Management of Mosaic—Directors and Executive Officers,” beginning on page 123 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

The Company’s Board has determined that David F. D’Alessandro, Peter F. Wallace, Paul S. Galant, Jay D. Pauley, Bruce McEvoy and Joseph S. Tibbetts, Jr. are independent within the meaning of Section 303.A.02 of the NYSE Listing Manual.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Messrs. Tibbetts, Jr., Pauley and Galant to serve on the Audit Committee, with Mr. Tibbetts, Jr. as chairperson. The Board appointed Messrs. Wallace, D’Alessandro and Galant to serve on the Compensation Committee, with Mr. D’Alessandro as chairperson. Messrs. D’Alessandro, McEvoy and Wallace were appointed to serve on the Nominating and Corporate Governance Committee, with Mr. D’Alessandro as chairperson.

Executive Officers

On January 17, 2020, each of David M. Maura, William H. Mitchell and R. Edward Albert III respectively resigned as the President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company. Effective as of the Effective Time, the Board appointed Todd R. Pedersen to serve as Chief Executive Officer, Alex J. Dunn to serve as President, Dale R. Gerard to serve as Interim Chief Financial Officer, Matthew J. Eyring to serve as Executive Vice President, General Manager of Inside Sales, Scott R. Hardy to serve as Chief Operating Officer, Patrick E. Kelliher to serve as Chief Accounting Officer, Shawn J. Lindquist to serve as Chief Legal Officer, Todd M. Santiago to serve as Executive Vice President, General Manager of Retail and Jeremy B. Warren to serve as Chief Technology Officer. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management of Vivint Smart Home” beginning on page 154 of the Proxy Statement, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 324 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section titled “Information About Vivint Smart Home—Legal Proceedings” on page 153 of the Proxy Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Common Stock and warrants were historically quoted on NYSE under the symbols “MOSC” and “MOSC.WS,” respectively. On January 21, 2020, the Company’s Common Stock and warrants were listed on the NYSE under the new trading symbols of “VVNT” and “VVNT WS”, respectively.

The following table sets forth, for the period indicated, the high and low sales price per share of Common Stock, as reported on NYSE for the periods presented. Since warrants are not currently eligible to be exercised, there is no information presented for the warrants in the table below.

	Class A Common Stock (MOSC)
	High	Low
Fiscal 2020
First Quarter (through January 17)	$10.45	$9.68

Information regarding the Company’s Common Stock, warrants and units and related stockholder matters are described in the Proxy Statement in the section titled “Price Range of Securities and Dividends” beginning on page 328 and such information is incorporated herein by reference.

There has been no established public trading market for Legacy Vivint Smart Home’s common stock.

Certain Indebtedness

Information about certain indebtedness of the Company is set forth in the Proxy Statement in the section titled “Financial Statements and Supplementary Data” beginning on page F-115 of the Proxy Statement, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement in the section titled “Description of New Vivint Capital Stock” beginning on page 315 of the Proxy Statement, which is incorporated herein by reference.

Warrants

Public Shareholders’ Warrants

A description of the Company’s public shareholders’ warrants is included in the Company’s Proxy Statement/Prospectus for Extraordinary General Meeting, dated December  3, 2018 (the “Proxy Statement/Prospectus”), in the section titled “Description of Securities” beginning on page 92 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Private Placement Warrants

A description of the Company’s private placement warrants is included in the Proxy Statement/Prospectus, in the section titled “Description of Securities” beginning on page 92 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Merger, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing description of the indemnification agreements is a summary only and is qualified in its entirety by reference to each indemnification agreement, the form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Recent Sales of Unregistered Equity Securities

Founder Shares

On August 15, 2017, the Company issued an aggregate of 8,625,000 shares of Class F common stock, par value $0.0001 (“Founder Shares”) to the Sponsors in exchange for an aggregate capital contribution of $25,000, with each Sponsor purchasing an equal number of Founder Shares. The Founder Shares automatically converted into Common Stock at Closing, on a one-for-one basis, subject to adjustment.

Forward Purchase Agreements

Certain institutional and accredited investors entered into forward purchase agreements with the Company, pursuant to which the anchor investors agreed to purchase an aggregate of 15,789,474 shares of Common Stock at a purchase price of $9.50 per share (for an aggregate amount of approximately $150 million) in a private placement that occurred concurrently with the closing of the Merger. The obligations under the forward purchase agreements did not depend on whether any Common Stock was redeemed by the public stockholders.

In connection with the execution of the Amendment, the Company entered into an additional subscription agreement (the “Additional Forward Purchaser Subscription Agreement”) with one of the forward purchasers (the “Forward Purchaser”) that had committed at the time of Mosaic’s initial public offering to purchase newly-issued shares of Mosaic Class A common stock upon the consummation of a business combination, which includes the Merger. Pursuant to the Additional Forward Purchaser Subscription Agreement, immediately prior to the Effective Time, the Forward Purchaser purchased from the Company 5,000,000 shares of Mosaic’s Common Stock at a purchase price of $10.00 per share for an aggregate amount of $50,000,000. As consideration for the additional investment, 25% of Mosaic Sponsor LLC’s Founder Shares and private placement warrants were forfeited to the Company and the Company issued to the Forward Purchaser an equal number of shares of Common Stock and warrants concurrently with the Closing.

Private Placement Warrants

Simultaneously with the Company’s initial public offering on October 23, 2017, the Company sold an aggregate of 5,933,334 private placement warrants at $1.50 per warrant for an aggregate purchase price of $8,900,001. Each private placement warrant is exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share. The private placement warrants will expire five years after the Closing or earlier upon redemption or liquidation.

Subscription Agreements

In connection with the execution of the Merger Agreement, the Company entered into Subscription Agreements, each dated as September 16, 2019, with certain investment funds managed by affiliates of each of Fortress Investment Group LLC and Blackstone, each an affiliate of one of the Sponsors, pursuant to which such funds subscribed for 12,500,000 and 10,000,000 newly-issued shares of Common Stock at a purchase price of $10.00 per share (the “Private Placements”) for an aggregate purchase price of $125,000,000 and $100,000,000, respectively. The Private Placements were consummated concurrently with the Closing. The shares of Common Stock issued pursuant to the Subscription Agreements were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Fortress Subscription and Backstop Agreement

In connection with the execution of the Amendment, the Company entered into the Fortress Subscription and Backstop Agreement with Fortress, pursuant to which Fortress committed to (i) purchase $50,000,000 in aggregate purchase price of shares of Mosaic’s Common Stock in the open market, subject to applicable law, (ii) backstop redemptions by subscribing for a number of shares of newly-issued shares of Mosaic’s Common Stock at a purchase price per share equal to the per-share value of the Company’s trust account at the time of any such redemptions and (iii) subscribe for up to $50,000,000 (less the aggregate purchase price of the shares purchased by it in the open market and to backstop redemptions) in aggregate purchase price of newly-issued shares of Mosaic’s Common Stock at a purchase price of $10.00 per share to be issued at the election of the Company at the Closing. On the Closing Date, pursuant to the Fortress Subscription and Backstop Agreement, Fortress purchased 2,698,753 shares of Common Stock for an aggregate of $27,779,676.80.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

Change of the Company’s Independent Registered Public Accounting Firm

On January 17, 2020, the Audit Committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. EY served as the independent registered public accounting firm of Legacy Vivint Smart Home prior to the Merger. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Merger, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm following completion of the Company’s audit for the year ended December 31, 2019, which consists only of the accounts of the pre-merger Special Purpose Acquisition Company.

Withum’s report on the Company’s financial statements as of December 31, 2018 and 2017 and the related statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2018 and the period from July 26, 2017 (inception) through December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 26, 2017 (inception) through December 31, 2018 and the subsequent period through January 24, 2020, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year period from July 26, 2017 (inception) to December 31, 2017, the year ended December 31, 2018 and the interim period through January 24, 2020, the Company did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01	Changes in Control of the Registrant

The information set forth above under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers” and “Certain Relationships and Related Transactions” in Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference. In addition, the information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On January 17, 2020, the Board and the Company’s stockholders approved and adopted the Amended and Restated Charter (the “A&R Charter”) and the Board approved and adopted an amendment to the A&R Charter to change the Company’s name (the “Name Change Amendment”) and the Amended and Restated Bylaws (the “A&R Bylaws”), each as in effect immediately prior to the Closing.

Copies of the A&R Charter, the Name Change Amendment and the A&R Bylaws are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposals No.  2 through No. 12—The Charter Proposals” beginning on page 97 of the Proxy Statement and “Comparison of Stockholders Rights” beginning on page 298 of the Proxy Statement, which is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Merger, which fulfilled the definition of a business combination as required by the Certificate of Incorporation of the Company, dated December 21, 2018, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Merger are described in the Proxy Statement in the sections titled “The Merger” and “The Merger Agreement” beginning on pages 231 and 261, respectively, of the Proxy Statement, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Legacy Vivint Smart Home for the years ended December 31, 2018, 2017 and 2016 are included in the Proxy Statement beginning on page F-44 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Vivint Smart Home for the nine months ended September 30, 2019 and 2018 are included in the Proxy Statement beginning on page F-99 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2018 and for the nine months ended September 30, 2019 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 15, 2019, by and among the Company, Maiden Merger Sub, Inc. and Legacy Vivint Smart Home, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 16, 2019)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 18, 2019, by and among the Company, Maiden Merger Sub, Inc. and Legacy Vivint Smart Home, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 19, 2019)

3.1	Amended and Restated Certificate of Incorporation of Vivint Smart Home, Inc., dated as of January 17, 2020

3.2	Certificate of Amendment of Certificate of Incorporation of Vivint Smart Home, Inc., dated as of January 17, 2020

3.3	Amended and Restated Bylaws of Vivint Smart Home, Inc., dated as of January 17, 2020

10.1	Vivint Smart Home, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Annex D to the Company’s Registration Statement on Form S-4)

10.2	Form of Indemnification Agreement

10.3	Amended and Restated Credit Agreement, dated as of June 28, 2013, among APX Group, Inc., the other guarantors party thereto, Bank of America, N.A., as Administrative Agent and the other lenders and parties thereto (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.4	Second Amended and Restated Credit Agreement, dated as of March 6, 2015, among APX Group, Inc., the other guarantors party thereto, Bank of America, N.A., as Administrative Agent and the other lenders and parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on March 11, 2015. (File Number: 333-191132-02))

Exhibit No.	Description

10.5	Third Amended and Restated Credit Agreement, dated as of August 10, 2017, by and among APX Group, Inc., APX Group Holdings, Inc., the other guarantors party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent, L/C issuer and swing line lender (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on August 10, 2017 (File Number: 333-191132-02))

10.6	Security Agreement, dated as of November 16, 2012, among the grantors named therein and Wilmington Trust, National Association, as Collateral Agent (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.7	Intercreditor Agreement and Collateral Agency Agreement, dated as of November 16, 2012, among 313 Group Inc., the other grantors named therein, Bank of America, N.A., as Credit Agreement Collateral Agent, Wilmington Trust, National Association, as Notes Collateral Agent, and each Additional Collateral Agent from time to time party thereto (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.8	Credit Agreement, dated as of September 6, 2018, among APX Group, Inc., APX Group Holdings, Inc., the other guarantors party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on September 6, 2018 (File Number 333-191132-02))

10.9	Security Agreement, dated as of September 6, 2018, among the grantors identified therein and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of APX Group Holdings, Inc. for the quarterly period ended September 30, 2018 (File Number 333-191132-02))

10.10	Collateral Agent Joinder Agreement No. 1, dated as of September 6, 2018 to the Intercreditor and Collateral Agency Agreement dated as of November 16, 2012, among APX Group, Inc., the grantors party thereto, Bank of America, N.A. as the Credit Agreement Collateral Agent, Wilmington Trust, National Association, as Notes Collateral Agent, and each additional collateral agent from time to time party thereto (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of APX Group Holdings, Inc. for the quarterly period ended September 30, 2018 (File Number 333-191132-02))

10.11	Amended and Restated Employment Agreement, dated March 4 2019, between APX Group, Inc. and Alex Dunn (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2018) (File Number 333-191132-02))

10.12	Amended and Restated Employment Agreement, dated March 4, 2019, between APX Group, Inc. and Todd Pedersen (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2018) (File Number 333-191132-02))

10.13	Employment Agreement, dated March 8, 2016, by and between APX Group, Inc. and Mark Davies (incorporated by reference to Exhibit 10.17 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2015 (File Number 333-191132-02))

10.14	Employment Agreement, dated March 8, 2016, by and between APX Group, Inc. and Todd Santiago (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2015 (File Number 333-191132-02))

Exhibit No.	Description

10.15	Employment Agreement, dated March 8, 2016, by and between APX Group, Inc. and Todd Santiago (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2015 (File Number 333-191132-02))

10.16	Employment Agreement, dated March 8, 2016, by and between APX Group, Inc. and Matthew Eyring (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2016 (File Number 333-191132-02))

10.17	Form of Letter Amendment, dated March 8, 2016, to Management Subscription Agreement (Incentive Units) (incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2015 (File Number 333-191132-02))

10.18	Form of Outside Director Offer Letter (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of APX Group Holdings, Inc. for the quarterly period ended September 30, 2015 (File Number: 333-191132-02))

10.19	Form of Retention Award Agreement (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of APX Group Holdings, Inc. for the quarterly period ended September 30, 2018 (File Number 333-191132-02))

10.20	Vivint Group, Inc. Amended and Restated 2013 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of APX Group Holdings, Inc. for the quarterly period ended September 30, 2018 (File Number 333-191132-02))

10.21	Form of Restricted Stock Unit Award Agreement under the Vivint Group, Inc. Amended and Restated 2013 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 10-Q of APX Group Holdings, Inc. for the quarterly period ended September 30, 2018 (File Number 333-191132-02))

10.22	Form of Note Purchase Agreement, relating to the Company’s 8.875% Senior Secured Notes due 2022 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on October 19, 2015 (File Number: 333-191132-02))

10.23	Second Amended and Restated Consumer Financing Services Agreement, dated May 31, 2017, between Citizens Bank, N.A. and APX Group, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment) (incorporated by reference to Exhibit 10.24 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2017 (File Number 333-191132-02))

10.24	Incentive Compensation Plan adopted on March 4, 2019 (incorporated by reference to Exhibit 10.31 to the Annual Report on Form 10-K of APX Group Holdings, Inc. for the fiscal year ended December 31, 2018) (File Number 333-191132-02))

10.25	Indenture, dated as of November 16, 2012, among APX Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

Exhibit No.	Description

10.36	First Supplemental Indenture, dated as of December 20, 2012, among 313 Aviation, LLC and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.37	Second Supplemental Indenture, dated as of May 14, 2013, among Vivint Wireless, Inc. and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.38	Third Supplemental Indenture, dated as of May 31, 2013, among APX Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.8 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.39	Fourth Supplemental Indenture, dated as of December 13, 2013, among APX Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on December 13, 2013 (File Number: 333-191132-02))

10.40	Fifth Supplemental Indenture, dated as of July 1, 2014, among APX Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on July 1, 2014 (File Number: 333-191132-02))

10.41	Sixth Supplemental Indenture, dated as of December 18, 2014, among APX Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, relating to the Company’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.12 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.42	Form of Note relating to Company’s 8.75% Senior Notes due 2020 (attached as exhibit to Exhibit 10.39) (incorporated by reference to Exhibit 4.9 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132-02))

10.43	Indenture, dated as of May 26, 2016, among APX Group, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to the Company’s 7.875% Senior Secured Notes due 2022 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on May 26, 2016 (File Number: 333-191132-02))

10.44	First Supplemental Indenture, dated as of August 17, 2016, among APX Group, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to the Company’s 7.875% Senior Secured Notes due 2022 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on August 17, 2016 (File Number: 333-191132-02))

10.45	Second Supplemental Indenture, dated as of February 1, 2017, among APX Group, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, relating to the Company’s 7.875% Senior Secured Notes due 2022 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of APX Group Holdings, Inc. filed on February 1, 2017 (File Number: 333-191132-01))

Exhibit No.	Description

10.46	Indenture, dated as of August 10, 2017, among APX Group, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, relating to the Company’s 7.625% Senior Notes due 2023 (incorporated by reference to Exhibit 4.1 to the Current Report on From 8-K of APX Group Holdings, Inc. filed on August 10, 2017 (File Number: 333-191132-02))

16.1	Letter from WithumSmith+Brown, PC to the U.S. Securities and Exchange Commission dated January 24, 2020

99.1	Unaudited pro forma condensed consolidated combined financial information of Vivint Smart Home, Inc. for the year ended December 31, 2018 and for the nine months ended September 30, 2019

99.2	Executive Compensation of Vivint Smart Home, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name: Shawn J. Lindquist
Title: Chief Legal Officer

Date: January 27, 2020